Social Sustainability Fund Summary

Class/Ticker: Class A - WSSAX; Class C - WSRCX

Summary Prospectus

December 1, 2011

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at wellsfargo.com/advantagefunds. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") and statement of additional information ("SAI"), dated December 1, 2011, are incorporated by reference into this summary prospectus. The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation by investing in securities which meet the Fund's investment and social sustainability criteria.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 82 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 59 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	Class A	Class C
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	2.40%	2.40%
Total Annual Fund Operating Expenses	3.05%	3.80%
Fee Waivers	1.80%	1.80%
Total Annual Fund Operating Expenses After Fee Waiver[2]	1.25%	2.00%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.	The Adviser has committed through November 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$695	$303	$203
3 Years	$1,303	$995	$995
5 Years	$1,935	$1,807	$1,807
10 Years	$3,627	$3,922	$3,922

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's total assets in equity securities and up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, most of which pay dividends. We define large capitalization companies as those with market capitalizations within the range of the S&P 500® Index. The market capitalization range of the S&P 500® Index was $1 billion to $382 billion, as of November 4, 2011, and is expected to change frequently.
We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices we believe are materially lower than their business values. Our process is initially quantitative, focusing on fundamental criteria such as return on equity, historical earnings growth, and quality of earnings, as well as valuation criteria such as dividend yield, price-to-earnings, and other valuation ratios. In addition, we make extensive use of a proprietary dividend discount model to assess valuation.
We are disciplined sellers, and review sell candidates on a regular basis. Sell decisions are based on valuation characteristics, our assessment of firm fundamentals, and expected contribution to portfolio performance. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects. We will also review each portfolio company's social sustainability profile on a regular basis to determine whether it continues to meet the Fund's social sustainability criteria.

Social Screens

The Fund avoids investing in companies that we determine are significantly involved in manufacturing tobacco products, manufacturing alcoholic beverages, gambling operations or manufacturing weapons.

The Fund will also avoid companies we determine to have weak corporate social responsibility and/or sustainability records. In assessing a company's corporate social responsibility and/or sustainability record, we consider the full integration of environmental, social and governance related factors into our analysis.

The Fund seeks to invest in companies that we determine meet some of the following environmental, social and governance criteria:

  Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and solid legal and regulatory compliance records.

  Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

  Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and other categories of individuals who have been discriminated against or denied equal opportunities.

    Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

   We identify those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. Our selection of an investment does not necessarily constitute an endorsement or validation of the issuer's social responsibility and/or sustainability record. Evaluation of issuer's records involve subjective judgments. Our primary goal is to produce competitive returns for our investors.
  We will proactively seek to include companies that are strong performers with respect to their social responsibility and/or sustainability records. The Fund reserves the right to modify, add to or eliminate certain of these social screens when it believes it is appropriate to do so, without the need to obtain shareholder approval.

  Principal Investment Risks

  An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

  Foreign Investment Risk. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

  Growth Style Investment Risk. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

  Issuer Risk. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

  Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

  Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

  Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

  Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

  Social Investment Risk. Because the social screens applied to the Fund's investments may exclude securities of certain issuers, industries and sectors for non-financial reasons, the Fund may forgo some market opportunities available to funds that do not use these screens. As a result, the Fund's investment returns may be affected.

  Value Style Investment Risk. Value stocks may lose value and may be subject to prolonged depressed valuations.

  Performance

  The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

  Calendar Year Total Returns for Class A as of 12/31 each year
  (Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 2nd Quarter 2009	+15.17%
Lowest Quarter: 2nd Quarter 2010	-14.06%
Year-to-date total return as of 9/30/2011 is -10.84%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	Performance Since 9/30/2008
Class A (before taxes)	9/30/2008	1.07%	1.48%
Class A (after taxes on distributions)	9/30/2008	0.96%	1.43%
Class A (after taxes on distributions and the sale of Fund Shares)	9/30/2008	0.83%	1.26%
Class C (before taxes)	9/30/2008	5.37%	3.41%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		15.06%	5.82%

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

  Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Nelson Capital Management, LLC

  Scott C. Benner, CFA, Portfolio Manager / 2008
  Lloyd Kurtz, CFA, Portfolio Manager / 2008
  Jon Manchester, CFA, CFP, Portfolio Manager / 2008
  Frank Marcoux, CFA, Portfolio Manager / 2008
  Suanne Ramar, CFA, Portfolio Manager / 2008

  Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

  In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

  Tax Information

  Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. You should consult your tax adviser about your specific tax situation.

  Payments to Broker-Dealers and Other Financial Intermediaries

  If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Link to Prospectus	Link to SAI

  SUPPLEMENT TO THE SUMMARY PROSPECTUSES
  OF
  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
  For Social Sustainability Fund
  A, C and Administrator Classes
  (the "Fund")

  At its February 8, 2012 meeting, the Board of Trustees of Wells Fargo Funds Trust (the "Board") unanimously approved the liquidation of the Fund. The liquidation was approved by the Board based, in part, on a review of the Fund's long-term viability given its current and projected asset size.

  Effective at the close of business February 10, 2012, the Fund will be closed to new investors and additional investments from existing shareholders. Existing shareholders who held Class A shares of the Fund at the close of business on the date of liquidation (the "Eligibility Time") may use the proceeds from the redemption of Fund shares upon liquidation to purchase Class A shares of any other Wells Fargo Advantage Fund without the imposition of a front-end sales charge for a period of 60 days following the date of liquidation, so long as the owner of the account remains the same as the account owner at the Eligibility Time. Those shareholders wishing to purchase Class A shares with no sales charge must request the selling agent or shareholder servicing agent for the waiver, identifying themselves at the time of purchase as former Fund shareholders eligible for the waiver, and provide appropriate proof of eligibility. The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently change, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

  Any Class A, Class B or Class C shares that are redeemed on or before the business day immediately preceding the date of liquidation will be subject to any applicable contingent deferred sales charges ("CDSC") as described in the Prospectus. However, shareholders of Class A, Class B and Class C shares that hold their shares through the liquidation of the Fund will not be charged any applicable CDSC upon redemption of their shares. To avoid adverse tax consequences, the Fund may seek to make a distribution of income and capital gains realized from liquidating its portfolio. The timing and amount of any such distribution cannot yet be determined.

  The liquidation of the Fund is expected to occur on or about March 28, 2012. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares.

February 9, 2012	3348022/P3348SP

  Social Sustainability Fund Summary

  Class/Ticker: Administrator Class - WSRAX

  Summary Prospectus

  December 1, 2011

Link to Prospectus	Link to SAI

  Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at wellsfargo.com/advantagefunds. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") and statement of additional information ("SAI"), dated December 1, 2011, are incorporated by reference into this summary prospectus. The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.

  Investment Objective

  The Fund seeks long-term capital appreciation by investing in securities which meet the Fund's investment and social sustainability criteria.

  Fees and Expenses

  These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	0.00%
Other Expenses	2.24%
Total Annual Fund Operating Expenses	2.89%
Fee Waivers	1.89%
Total Annual Fund Operating Expenses After Fee Waiver[1]	1.00%
1.	The Adviser has committed through November 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

  Example of Expenses

  The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$102
3 Years	$716
5 Years	$1,356
10 Years	$3,078

  Portfolio Turnover

  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

  Principal Investment Strategies

  Under normal circumstances, we invest at least 80% of the Fund's total assets in equity securities and up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

  We invest principally in equity securities of approximately 30 to 50 large-capitalization companies, most of which pay dividends. We define large capitalization companies as those with market capitalizations within the range of the S&P 500® Index. The market capitalization range of the S&P 500® Index was $1 billion to $382 billion, as of November 4, 2011, and is expected to change frequently.
  We select companies that we believe are financially strong and meet specific valuation criteria as compared to the overall market and the companies' own valuation histories. Our discipline is predicated on establishing fundamental business valuations for strong businesses and then selectively investing in those qualifying companies whose stock prices we believe are materially lower than their business values. Our process is initially quantitative, focusing on fundamental criteria such as return on equity, historical earnings growth, and quality of earnings, as well as valuation criteria such as dividend yield, price-to-earnings, and other valuation ratios. In addition, we make extensive use of a proprietary dividend discount model to assess valuation.
  We are disciplined sellers, and review sell candidates on a regular basis. Sell decisions are based on valuation characteristics, our assessment of firm fundamentals, and expected contribution to portfolio performance. We may also sell a stock if we believe a comparable company offers a more compelling opportunity based on valuation and prospects. We will also review each portfolio company's social sustainability profile on a regular basis to determine whether it continues to meet the Fund's social sustainability criteria.

  Social Screens

  The Fund avoids investing in companies that we determine are significantly involved in manufacturing tobacco products, manufacturing alcoholic beverages, gambling operations or manufacturing weapons.

  The Fund will also avoid companies we determine to have weak corporate social responsibility and/or sustainability records. In assessing a company's corporate social responsibility and/or sustainability record, we consider the full integration of environmental, social and governance related factors into our analysis.

  The Fund seeks to invest in companies that we determine meet some of the following environmental, social and governance criteria:

    Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and solid legal and regulatory compliance records.

    Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

    Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and other categories of individuals who have been discriminated against or denied equal opportunities.

      Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

     We identify those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance analysis. The result, we believe, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that meet positive standards of corporate responsibility; and that focus on the long term. Our selection of an investment does not necessarily constitute an endorsement or validation of the issuer's social responsibility and/or sustainability record. Evaluation of issuer's records involve subjective judgments. Our primary goal is to produce competitive returns for our investors.
    We will proactively seek to include companies that are strong performers with respect to their social responsibility and/or sustainability records. The Fund reserves the right to modify, add to or eliminate certain of these social screens when it believes it is appropriate to do so, without the need to obtain shareholder approval.

    Principal Investment Risks

    An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

    Foreign Investment Risk. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

    Growth Style Investment Risk. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

    Issuer Risk. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

    Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

    Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

    Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

    Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

    Social Investment Risk. Because the social screens applied to the Fund's investments may exclude securities of certain issuers, industries and sectors for non-financial reasons, the Fund may forgo some market opportunities available to funds that do not use these screens. As a result, the Fund's investment returns may be affected.

    Value Style Investment Risk. Value stocks may lose value and may be subject to prolonged depressed valuations.

    Performance

    The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

    Calendar Year Total Returns as of 12/31 each year
    Administrator Class

Highest Quarter: 2nd Quarter 2009	+15.15%
Lowest Quarter: 2nd Quarter 2010	-13.95%
Year-to-date total return as of 9/30/2011 is -10.73%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	Performance Since 9/30/2008
Administrator Class (before taxes)	9/30/2008	7.45%	4.45%
Administrator Class (after taxes on distributions)	9/30/2008	7.28%	4.31%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	9/30/2008	5.07%	3.79%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		15.06%	5.82%

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

    Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Nelson Capital Management, LLC

    Scott C. Benner, CFA, Portfolio Manager / 2008
    Lloyd Kurtz, CFA, Portfolio Manager / 2008
    Jon Manchester, CFA, CFP, Portfolio Manager / 2008
    Frank Marcoux, CFA, Portfolio Manager / 2008
    Suanne Ramar, CFA, Portfolio Manager / 2008

    Transaction Policies

    Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

    Minimum Initial Investment
    Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment)

    Minimum Additional Investment
    Administrator Class: None

    Opening an Account
    Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

    In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

    Tax Information

    Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. You should consult your tax adviser about your specific tax situation.

    Payments to Broker-Dealers and Other Financial Intermediaries

    If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Link to Prospectus	Link to SAI

    SUPPLEMENT TO THE SUMMARY PROSPECTUSES
    OF
    WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS
    For Social Sustainability Fund
    A, C and Administrator Classes
    (the "Fund")

    At its February 8, 2012 meeting, the Board of Trustees of Wells Fargo Funds Trust (the "Board") unanimously approved the liquidation of the Fund. The liquidation was approved by the Board based, in part, on a review of the Fund's long-term viability given its current and projected asset size.

    Effective at the close of business February 10, 2012, the Fund will be closed to new investors and additional investments from existing shareholders. Existing shareholders who held Class A shares of the Fund at the close of business on the date of liquidation (the "Eligibility Time") may use the proceeds from the redemption of Fund shares upon liquidation to purchase Class A shares of any other Wells Fargo Advantage Fund without the imposition of a front-end sales charge for a period of 60 days following the date of liquidation, so long as the owner of the account remains the same as the account owner at the Eligibility Time. Those shareholders wishing to purchase Class A shares with no sales charge must request the selling agent or shareholder servicing agent for the waiver, identifying themselves at the time of purchase as former Fund shareholders eligible for the waiver, and provide appropriate proof of eligibility. The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently change, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

    Any Class A, Class B or Class C shares that are redeemed on or before the business day immediately preceding the date of liquidation will be subject to any applicable contingent deferred sales charges ("CDSC") as described in the Prospectus. However, shareholders of Class A, Class B and Class C shares that hold their shares through the liquidation of the Fund will not be charged any applicable CDSC upon redemption of their shares. To avoid adverse tax consequences, the Fund may seek to make a distribution of income and capital gains realized from liquidating its portfolio. The timing and amount of any such distribution cannot yet be determined.

    The liquidation of the Fund is expected to occur on or about March 28, 2012. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares.

February 9, 2012	3348022/P3348SP